UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 3, 2004

Med Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-15587	84-1037630
(Commission File Number)	(IRS Employer Identification No.)

100 Brickstone Square, Fifth Floor
Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 323-2500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01                Entry into a Material Definitive Agreement.

Not Applicable

Item 1.02                Termination of a Material Definitive Agreement.

Not Applicable

Item 1.03                Bankruptcy or Receivership.

Not Applicable

Section 2 - Financial Information

Item 2.01                Completion of Acquisition or Disposition of Assets.

Not Applicable

Item 2.02                Results of Operations and Financial Condition.

Not Applicable

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not Applicable

Item 2.04                Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not Applicable

Item 2.05                Costs Associated with Exit or Disposal Activities.

Not Applicable

Item 2.06                Material Impairments.

Not Applicable

Section 3 - Securities and Trading Markets

Item 3.01                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not Applicable

Item 3.02                Unregistered Sales of Equity Securities.

Not Applicable

Item 3.03                Material Modification to Rights of Security Holders.

Not Applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01                Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 4.02                Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not Applicable

Section 5 - Corporate Governance and Management

Item 5.01                Changes in Control of Registrant.

Not Applicable

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Edwin A. Reilly, our chief operating officer, resigned effective August 20, 2004.

Item 5.05                Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Section 6 - [Reserved]

Section 7 - Regulation FD

Item 7.01                Regulation FD Disclosure.

On August 27, 2004, Med Diversified, Inc. filed with United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) our Monthly Operating Report for the July 2004 reporting period (the “Med July Operating Report”).  Exhibit 99.1 to this Form 8-K contains material portions of the Med July Operating Report.

On August 27, 2004, Chartwell Diversified Services, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the July 2004 reporting period (the “Chartwell Diversified July Operating Report”).  Exhibit 99.2 to this Form 8-K contains material portions of the Chartwell Diversified July Operating Report.

On August 27, 2004, Chartwell Community Services, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the July 2004 reporting period (the “Chartwell Community July  Operating Report”).  Exhibit 99.3 to this Form 8-K contains material portions of the Chartwell Community July Operating Report.

On August 27, 2004, Chartwell Care Givers, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the July 2004 reporting period (the “Chartwell Care July Operating Report”).  Exhibit 99.4 to this Form 8-K contains material portions of the Chartwell Care July Operating Report.

On August 27, 2004, Resource Pharmacy, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the July 2004 reporting period (the “Resource July Operating Report”).  Exhibit 99.5 to this Form 8-K contains material portions of the Resource July Operating Report.

On August 27, 2004, Trestle Corporation, our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the July 2004 reporting period (the “Trestle July Operating Report”).  Exhibit 99.6 to this Form 8-K contains material portions of the Trestle July Operating Report.

On August 31, 2004, Tender Loving Care Health Care Services, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the July 2004 reporting period (the “TLC July Operating Report”).  Exhibit 99.7 to this Form 8-K contains material portions of the TLC July Operating Report.

Collectively, the Med July Operating Report, Chartwell Diversified July Operating Report, Resource July Operating Report, Trestle July Operating Report, Chartwell Care Givers July Operating Report, Chartwell Community July Operating Report and TLC July Operating Report are referred to herein as the “Operating Reports.”

The portions of the Operating Reports included as exhibits 99.1 through 99.7 of this Form 8-K constitute what we believe to be salient elements of each such Operating Report.  Full copies of the Operating Reports with all schedules will be on file in the Office of the Clerk of the United States Bankruptcy Court, 290 Federal Plaza, Central Islip, New York, where they can be inspected during usual business hours.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

We caution readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law.  The Operating Reports are not prepared in accordance with generally accepted accounting principles (“GAAP”) and do not accurately reflect the condition of our company and subsidiaries on a GAAP basis.  The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of our company and subsidiaries.  The Operating Reports may be subject to revision.  The Operating Reports also contain information for periods, which may be shorter or otherwise different from those reports required pursuant to the Exchange Act.

Additionally, readers are cautioned that, as was provided in our proposed Second Amended Plan of Liquidation, As Modified, and in all prior versions of such Plan, all shares of our capital stock will be cancelled on the ultimate effective date of our Plan of Liquidation, provided such plan is confirmed without modification.  Holders of our capital stock will not receive any distribution on account of their cancelled shares.  The Plan of Liquidation contemplates cessation and dissolution of Med Diversified.

Section 8 - Other Events

Item 8.01                Other Events.

Not Applicable

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the July 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the July 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the July 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the July 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the July 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the July 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the July 2004 reporting period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
[REGISTRANT]

Date: September 3, 2004	By:	/s/ James A. Shanahan
James A. Shanahan
Vice President Finance and Corporate Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the July 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the July 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the July 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the July 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the July 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the July 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the July 2004 reporting period.